Adapting To Create Long-Term Value

Morgan Stanley
12th Annual Global Electricity
& Energy Conference

Leo Denault
Executive Vice President
and Chief Financial Officer
March 10, 2005

Entergy

Safe Harbor and Regulation G Compliance Statement

In this presentation and from time to time, Entergy makes statements concerning its expectations, beliefs, plans, objectives, goals, strategies, and future events or performance. Such statements are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Although Entergy believes that these forward-looking statements and the underlying assumptions are reasonable, it cannot provide assurance that they will prove correct. Except to the extent required by the federal securities laws, Entergy undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Forward-looking statements involve a number of risks and uncertainties, and there are factors that could cause actual results to differ materially from those expressed or implied in the statements. Some of those factors include, but are not limited to: resolution of pending and future rate cases and other proceedings at local and federal regulatory agencies, Entergy's ability to manage its operation and maintenance costs, particularly at its non-utility nuclear generating facilities, the performance of Entergy's generating plants, and particularly the capacity factor at its nuclear generating facilities, prices for power generated by Entergy's unregulated generating facilities, and the prices and availability of power Entergy must purchase for its utility customers, uncertainty regarding establishment of interim or permanent sites for spent nuclear fuel storage and disposal, Entergy's ability to develop and execute on a point of view regarding prices of electricity, natural gas, and other energy-related commodities, changes in the financial markets, particularly those affecting the availability of capital and Entergy's ability to refinance existing debt, execute its share repurchase program, and fund investments and acquisitions, actions of rating agencies, including changes in the ratings of debt and preferred stock, Entergy's ability to purchase and sell assets at attractive prices and on other attractive terms, changes in utility regulation and in regulation of the nuclear industry, the effects of Entergy's strategies to reduce current tax payments, and the effects of litigation and weather.

This presentation includes non-GAAP measures of operational earnings, operational return on invested capital, adjusted non-fuel O&M, and net debt to net capital when describing Entergy's results of operations and financial performance. We have prepared a reconciliation of these measures to the most directly comparable GAAP measures. Reconciliations can be found on slides 35-39. Further information about these measures can be found in Entergy's investor earnings releases, which are posted on our website at www.entergy.com/earnings.

Presentation Outline

A Quick Review of 2004 Results and Achievements

A Closer Look at Our Agenda for 2005

The Path to Drive Growth and Create Value Beyond 2005

Entergy Continued to Execute on its Strategy in 2004

Achieve industry leading total shareholder returns through operational excellence and portfolio management

Business Strategy

POV	Strategic Focus	Capital Stewardship
Conservation of Risk		

Financial Strategy

Balance Sheet Optimization	Financial Flexibility

Corporate Wealth Creation

Corporate Wealth Distribution

2004 Actions Supported Near-Term and Long-Term Financial Aspirations

Timeline of Events

04; Completed | Pending

Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec

Segment	Events	Outcome
Utility	Jan Perryville PSA signed (Pending); Jan ELI rate case filed (Pending); Apr ICT proposal filed (Pending); Jun TX open access halted (Completed); Aug TX rate case filed (Pending); Aug Mkt power screens filed (Pending); Oct TX case dismissed (Completed); Dec TX case dismissal appealed (Pending); Dec PPA hearings ended (Pending)	Investment recovery; earnings and returns improvement
Nuclear	Apr Large sales contracts announced (Completed); 4th Quarter Uprates completed (Completed)	Earnings growth and capital deployment
ECS	Jan Peaker sold (Completed); Jun EK strategic review announced (Pending); Nov Peaker/ CCGT/ coal plant sold (Completed); Nov / Dec EKT and GSP sold (Completed)	Portfolio management
Corporate	Jul-Aug Credit ratings upgraded (Completed); Aug $1.5B share repurchase initiated (Completed); Oct Dividend increase of 20% approved (Completed)	Financial flexibility and capital deployment

Advanced Rate Cases in Support of Long-Term Growth

Initiated in 04	Action To Date
Entergy Louisiana $167M retail rate case	Hearings completed Post-hearing briefs filed
Entergy Gulf States-LA global settlement	Agreement in principle reached with staff
Entergy Gulf States-TX rate case filed after retail open access efforts halted	PUCT dismissed rate case; EGS-TX appealed EGS pursued legislation to achieve clarity that ROA is delayed and it is not in a rate freeze

Objectives of Entergy's Filings	ELI	EGS-LA	EGS-TX
Recover previous reliability and service costs	✓	✓	✓
Recover transition to competition costs			✓
Establish mechanism for recovery of future capacity costs	✓	✓	
Create Formula Rate Plan structure with incentives	✓	✓	

Advanced FERC Issues to Support Supply Plan and Transmission Independence

Proceeding	Action To Date
Review of affiliate PPAs	Hearings completed
FERC's market power assessment	Analysis filed with FERC
Proposal for independent coordinator of transmission	Enhanced Entergy proposal filed with FERC
System agreement	Initial ALJ decision rendered

Objectives of Entergy's Filings

	PPA	MP	ICT	SA
Support goal of reducing customers' fuel costs	✓	✓		✓
Facilitate adding efficient new generation to rate base		✓		✓
Remove significant uncertainty	✓	✓	✓	✓

Completed Nuclear Uprates and Achieved Operational Goals

Entergy Nuclear Capacity
03-04; MW


4,001
4,058
IP2 44
JAF 13
Total
57 MW
03
04

Cooper Achievements
04

- 94% capacity factor
- Record run of 321 days
- Confirmatory Action Letter closure
- 31% improvement in WANO Index
- NPPD Board approval of life extension

Safety and Efficiency Achievements
04

- Unplanned outage days declined by 53 vs. 03
- Most MWhs generated in a year at Indian Point and at Pilgrim
- More than 10 million hours worked at FitzPatrick w/o any lost-time occurrence
- ANO1 set new B&W refueling outage duration record – beating its own record

Awards Received
04

NEI Nuclear Energy Institute

- ANO Unit 2 Top Industry Practice Award
- License Renewal Team Top Industry Practice Award

Closed New Nuclear Contracts that Benefited from Higher Market Prices

Energy Sold
05E-08E; % of planned generation


100%
Portfolio at 12/04
Sold in 04
Portfolio at 12/03
95
89
69
38
05E
06E
07E
08E

Energy Contract Price
05E-08E; Average $/MWh


Portfolio
10%
50
45
40
35
30
Sold in 04
Portfolio at 12/04
Portfolio at 12/03
05E
06E
07E
08E

Created Value Through POV-Based Portfolio Management Decisions

Divestitures
04

1 Entergy-Koch Trading

ENTERGY-KOCH TRADING

Sold to

Merrill Lynch

Closed 11/1/04
Undisclosed price

2 Gulf South Pipeline

GULF SOUTH® PIPELINE

Sold to

TEXAS GAS TRANSMISSION, LLC

- a subsidiary of Loews Corp

Closed 12/29/04
$1.136B price

3 335 MW of non-nuclear wholesale assets

Asset Sales
04; MW

Peaker	Crete	160
Peaker	Warren	75
CCGT	Harrison	50
Coal	Nelson	50
Total		335

Closed 1/04 and 11/04
Undisclosed prices

Sales monetized value created in businesses; received nearly $0.9B of more than $1B total proceeds

Sales further reduce merchant exposure

Delivered Continued Growth in Ongoing Businesses

Operational Earnings
00-04; $/share


04 vs. 03 excluding EK 13%
04 vs. 03 including EK (11%)
3.12
3.23
3.81
4.25
3.80
Entergy-Koch
00
01
02
03
04

Operational Return on Invested Capital
00-04; %


04 vs. 03 excluding EK 4%
04 vs. 03 including EK (8%)
6.8
7.2
7.4
7.7
7.1
Entergy-Koch
00
01
02
03
04

	00	01	02	03	04	00	01	02	03	04
As-Reported	2.97	3.23	2.64	4.01	3.93	6.6	7.2	5.8	7.4	7.3

Deployed Capital Effectively By Returning Cash to Owners

Net Common Share Repurchases
02-04; $B



Initiated $1.5B share repurchase program
Reinstated option offset repurchases
0.8
0.0
-0.2
02
03
04

Common Dividend
02-04; $/share*



29% increase
20% increase
2.16
02
03
04

Net Debt Ratio
02-04; %



Target <50%
48
45
45
02
03
04

	02	03	04
Debt to Capital	52	48	47

Shares Outstanding (millions)	
Ending basic	217
Average basic	227
Average fully diluted	231

* Annualized at 12/31

Achieved 3 and 5 Year TSR Consistent with Long-Term Aspiration

Total Shareholder Return
12/31/99-12/31/04; %



211%
Entergy
S&P
Electrics
S&P 500
250
200
150
100
50
0
-50
-100
12/99
12/00
12/01
12/02
12/03
12/04

Total Shareholder Return
1, 3, and 5 Years at 12/31/04; %



Entergy
S&P Electrics
S&P 500
22
90
211
1 Year
3 Years
5 Years

Entergy's Rank of 20 S&P Electrics:		
6	3	1

Source: Bloomberg

Consistently Applied Proven Operating Principles to Drive Value Creation

Portfolio Management
Invested Capital 1Q98-4Q04; $B



18
(5)
+4
17
1Q98
Divest
Invest
4Q04

Capital Stewardship
Return On Invested Capital 1Q98* vs. 4Q04; %



4.2
5.8
7.3
7.1
1Q98
4Q04
As-Reported
Operational

Balance Sheet Optimization
Capital Structure 1Q98 vs. 4Q04; %



Equity
Debt 60
1Q98
Equity
Debt 47
4Q04

Wealth Distribution
Cumulative 1Q98-4Q04; $B



2.4
1.3
3.7
Dividends
Net Share Repurchases
Total

*Last twelve months

Presentation Outline

A Quick Review of 2004 Results and Achievements

A Closer Look at Our Agenda for 2005

The Path to Drive Growth and Create Value Beyond 2005

2005 Actions Will Continue to Advance Financial Aspirations

Timeline of Expected Events

05E; Completed | Pending

Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec

Segment	Event	Status	Outcome
Utility	Jan Enhanced ICT filed	Completed	Investment recovery, earnings and returns improvement
Utility	Feb Legislation in TX filed	Completed	
Utility	Mar Global settlement considered	Pending	
Utility	Mar-Dec State and federal regulatory agenda	Pending	
Utility	Mid-05 Perryville closing targeted	Pending	
Utility	Sep-Dec Fall RFP planned	Pending	
Nuclear	Jan-Dec Ongoing contracting efforts and productivity improvements	Pending	Earnings growth and capital deployment
Nuclear	Feb NYPA contract awarded	Completed	
Nuclear	Spring Uprates scheduled	Pending	
Nuclear	Fall ANO1 steam generators scheduled	Pending	
Corporate	Jan-Dec Continue share repurchases	Pending	Capital deployment
Corporate	Oct 20-21 ETR analyst conference scheduled	Pending	
Corporate	Oct Dividend considered by Board	Pending	

Regulatory Calendar Remains Active in 2005



Potential Timeline
05
Jan
Feb
Mar
Apr
May
Jun
Jul
Aug
Sep
Oct
Nov
Dec
Entergy Louisiana
A
X
Entergy Gulf States-LA
X
Entergy Gulf States-TX
F
F
Market-Based Rate Authority
X
System Agreement
X
ICT
X
Affiliate PPA
X
F Potential Filing
A Potential ALJ Decision
X Potential Commission Decision

Resolution of Louisiana Rate Cases Eliminates Uncertainty

Entergy Louisiana Retail Case
assuming end of 1Q05 decision

Rate Case Request
As-Filed in 04; $M



167
(147)
20
Total Base Rate Increase
Estimated Fuel Savings
Potential Customer Rate Increase

Entergy Gulf States-LA Global Settlement
assuming current settlement is adopted

- Resolution of 12 open dockets
- Customer refunds of ~$90M
- No prospective rate decrease
- Formula Rate Plan filing in May 05

Financial Implications

- ELI - EPS contribution of $0.00 to $0.15 in 05
- Removes nuclear uprate uncertainty
- Resolves fuel audit uncertainty
- Reduces regulatory lag of capacity cost recovery
- EGS-LA / ELI refunds - EPS impact not material
- EGS-LA - potential impact due to FRP in future years

Legislative Progress in Texas Should Lead to Long-Anticipated Rate Relief

The Beaumont Enterprise — **March 2, 2005**

Entergy needs right to pursue rate increases

Legislation Filed 2/24/05



A BILL TO BE ENTITLED

AN ACT

relating to delay in the deregulation of certain electric utilities outside of ERCOT.

Senate Bill 735



A BILL TO BE ENTITLED

AN ACT

relating to delay in the deregulation of certain electric utilities outside of ERCOT.

House Bill 1567

Major Provisions of Legislation

Amends state utility code to recognize that customer choice is not in public interest in EGS-TX service area

Confirms that cost-of-service rate treatment is appropriate and lifts provision of a rate freeze

Provides for filing for recovery of previously incurred transition to competition costs

Financial Implications

Establishes framework for EGS-TX
- Rate relief filing in 3Q05
- Opportunity for ROE improvement in mid-06

Supports transition to competition cost recovery
- Currently ~$110M

Provides clarity on strategic opportunities available to Entergy's Texas operations

Executing Supply Plan Will Lower Costs to Customers While Growing Rate Base

Supply Plan
05E-09E; Summer MW


7,000
6,000
5,000
4,000
3,000
2,000
1,000
0
Estimated
Short Position
Capacity needed to fill
short position
QF-directives*
1-3 year resources
Long-term resources
Perryville
05E
06E
07E
08E
09E

Financial Implications

Reduce prices to customers
- Complements 10-12,000 heat rate units with new modern, efficient, dispatchable 7,000 heat rate units

Return of and on Investment

Rule of Thumb
Investment Profile

Capacity	1,000 MW
Cost	$200-250/KW
ROE	11%
Equity	45%
EPS	$0.04-0.05
ROIC	7%

*EGS-LA and EU received directives from the LPSC to negotiate power purchase contracts with QF owners at market price; however, no agreements have been signed. Rule of thumb uses approximately 230 million shares outstanding.

Nuclear Investments Support Life Extension and Increase Capacity

ANO1



Vessel head and steam generators replacement

Waterford 3



68 MW power uprate

VY



50 MW power uprate

IP3



47 MW power uprate

Financial Implications

Utility

- Invest $300M in rate base
- Uprate reduces prices to customers
- Opportunity for uplift in 06 assuming revenue deficiency

Entergy Nuclear

Rule of Thumb Investment Profile

Uprate Capacity	100 MW
Investment	$800/KW
Market price	$40/MWh
EPS	$0.06
ROIC	17%

Rule of thumb uses approximately 230 million shares outstanding.

Initiatives Contribute to 2005 Growth

Operational Earnings
04 Actual and 05 Guidance; $/share


3.80
1.06
2.79
(0.05)
4.60 - 4.85
1.30 - 1.39
3.35 - 3.50
(0.05) - (0.04)
04
05 Guidance

As-Reported Earnings
04 Actual and 05 Guidance; $/share


3.93
1.06
2.86
0.01
4.60 - 4.85
1.30 - 1.39
3.35 - 3.50
(0.05) - (0.04)
04
05 Guidance

Key Drivers

Key Drivers	Variables: + Positive	Variables: - Negative
Entergy Nuclear Contract pricing Uprates Productivity improvements Accretion	5% unsold energy Cost performance Accelerate share repurchases	Final benefit plan actuarial assumptions
Utility/ Parent/Other Sales growth Rate actions Interest savings Higher O&M Accretion	Earn incentives Cost performance Accelerate share repurchases	EGS-TX rate relief delay Final benefit plan actuarial assumptions
Energy Commodity Services Sustain 04 performance level	Improve performance	

2005 Earnings Drivers Will Unfold as the Year Progresses

Operational Earnings
04; $/share*



EK Earnings: Special Item
0.07
0.81
0.06
1.08
1.40
0.51
1st Qtr
2nd Qtr
3rd Qtr
4th Qtr

	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
As-Reported	0.88	1.14	1.22	0.69

Year Over Year Observations
EK earnings were treated as a Special Item following the 3rd Quarter sale announcement
Some drivers occur throughout the year, i.e. higher O&M due to benefits, higher contract pricing
Other drivers are "lumpy" or "back-end loaded," i.e. rate actions, sales growth, outages, nuclear productivity improvement, accretion

*Quarterly EPS adjusted to incorporate effects of accretion in order to sum to full year EPS.

Presentation Outline

A Quick Review of 2004 Results and Achievements

A Closer Look at Our Agenda for 2005

The Path to Drive Growth and Create Value Beyond 2005

Simple, Timeless Principles Drive Actions to Achieve Financial Aspirations

Financial Aspirations

Corporate Wealth Creation	EPS Growth	Near-term: 8-10% Long-term: 5-6%
	Returns	9% ROIC
Financial Strategy	Balance Sheet Optimization	< 50% net debt to net capital
	Financial Flexibility	Continuous improvement in credit ratings and business profile
Corporate Wealth Distribution	Dividend	Targeting top quartile annual dividend growth (~5%)
	Share Repurchases	Invest at positive spread to cost of capital

Our Efforts Focus on Long-Term Growth and Value Creation

Entergy's Business Model

	Operational Excellence	Portfolio Management	
	Enhance the Value of What You Have	**Grow the Business**	**Optimize the Balance Sheet for Flexibility**
Utility	Implement value creating regulatory strategies	Acquire generation through Supply Plan	Continue economic refinancing program
Nuclear	Sell output under comprehensive hedging plan	Acquire assets Execute contracts Evaluate markets Transform assets to business	Explore opportunities for debt financing
Other	Execute cost management strategies	Execute other capital deployment/ divestment opportunities	Maintain flexibility Allocate capital at risk

Enhance the Value of What You Have: Implement Value Creating Regulatory Strategies

Regulatory Mechanisms
04; % of rate base


FRP* In Place
Periodic Rate Case
FRP Pending

Regulatory Objective

An environment that allows routine, timely and full recovery of capital investments in a manner that benefits both customers and investors

Jurisdiction	ROE	Formula Rate Plan Incentives (FRP)
Entergy Gulf States-LA *(proposed)*	Proposed 10.65% ROE and 75 bp bandwidth	+/- 60/40 customer/ company sharing outside band; capacity provisions
Entergy Louisiana *(proposed)*	Proposed mechanism similar to EGS-LA	+/- 60/40 customer/ company sharing outside band; capacity provisions
Entergy Mississippi	10.77% ROE and 143 bp bandwidth	+/- 50% sharing outside band; price, reliability and satisfaction incentives
Entergy New Orleans	11.25% ROE with 100 bp bandwidth & incentives up to 13.25%	Sharing fuel and purchase power savings up to 13.25% ROE

* *Includes System Energy Resources real-time recovery mechanism*

Enhance the Value of What You Have: Implement Comprehensive Hedging Strategy

Unsold Energy at 12/04
05E-09E; % of planned generation



5
11
31
62
87
05E
06E
07E
08E
09E

Energy Prices at 12/04
05E-09E; average $/MWh



60
50
40
30
Market
ATC Firm LD
ETR Contracts
05E
06E
07E
08E
09E

Sensitivity to $9/MWh or $1/MMBtu Price Change*
$/share



% Unsold
5
10
20
-0.04
0.04
-0.08
0.08
-0.17
0.17
Risk
Reward

* Assumes market conversion based upon a 9,000 heat rate and approximately 230 million shares outstanding

Enhance the Value of What You Have: Execute Cost Management Strategies

Entergy Non-Fuel O&M
02-04; $B


3.0
2.8
2.6
2.4
2.2
2.0
As-Reported
Adjusted*
+ Inflation
Cost Management Strategies
02
03
04
+1 Year
+2 Years

Entergy Initiatives

Entergy Continuous Improvement Model


Results
Continuous Improvement
Management Processes
Organizational Philosophy

HealthStrides
Moving in a new direction

Entergy Buyer

Supply Chain Initiatives

*02 adjusted for full year of Vermont Yankee and RFO amortization; 03 excludes voluntary severance program

Grow the Business: An Ongoing Process for Disciplined Deployment

1. Develop Robust Point of View (POV)

Fit

- Industry dynamics; discontinuities/ key trends/ evolution
- Capital market perspectives and fundamental valuation
- Competitive advantages, privileged assets and distinctive capabilities

2. Identify Portfolio of growth Initiatives (POI)

Options

Preferred POI


Familiarity
Timing

3. Establish and manage implementation

Discipline

POI Details

Initiative	Value potential	Timing	Risk	Org capacity

POI Milestones/Signposts


Start
Desired End

POI Monitoring/Tracking


Establish account-ability
Set targets and schedules
Make routine progress reports

Portfolio Management: Deploy Capital Through Iterative Process

Key Questions

- What is Entergy's optimal capital structure?
- Does Entergy have excess capital to deploy?
- What are the investment hurdles?
- What is the impact of a specific investment on Entergy's overall risk profile?
- Is Entergy stock a good investment?
- What are investor preferences relative to the dividend?

Capital Deployment Tactics

- Make an investment
- Repurchase shares
- Increase dividends
- Pay down debt

Optimize the Balance Sheet: Maintain Flexibility

Target Capital Structure
%

Utility: ~81% of 04 Assets + Nuclear: ~16% of 04 Assets + ECS: ~3% of 04 Assets = **Consolidated**



48-58*
42-52
Debt
Equity
15-20
80-85
Debt
Equity
100
Debt
Equity



Equity
Debt
~40-50

Aspiration 45-50

**Standard & Poor's business position 6*

Optimize the Balance Sheet: Allocate Risk Capital

Risk Capital Allocation Process

Current Portfolio

Strategic Alternatives - Illustrative

Divest Competitive Operations	Acquire Assets; Convert Nuclear Portfolio to Merchant	Convert Nuclear Contracts to Firm LD



Asset
Cap Structure
Nuclear
ECS
Utility
Equity
Debt
Utility Only
Lever Up
More and 100% Merchant
Pay Down Debt
No Change
Pay Down Debt

Adapting to Create Long-Term Value
Key Takeaways

- Simple, timeless principles drive actions to achieve financial aspirations
  - We continued to execute on our strategy in 2004; actions advanced near and long-term financial aspirations
  - We are pursuing a full agenda for 2005
- Parallel efforts focus on long-term growth and value creation
  - We adapt these objectives for signposts and milestones along the way while continuing to look to the future

Appendix

Entergy

Regulation G Reconciliations

Table 1: Earnings and Return on Invested Capital - Reconciliation of GAAP to Non-GAAP Measures
Twelve Months Ended First Quarter 1998 and 2000-2004
($ millions)

		12 Months Ended 1st Quarter 1998	2000	2001	2002	2003	2004
Consolidated As-Reported Earnings	(a)	186	679	726	599	927	910
Preferred Dividends		48	32	24	24	24	24
Tax Effected Interest Expense		538	332	440	353	311	295
As-Reported Earnings (including preferred dividends and tax effected interest expense)	(b)	772	1,043	1,190	976	1,262	1,229
Less Special Items							
Utility, Parent & Other							
Regulatory and reserve adjustments		(231)	(22)	-	-	-	-
Cajun Settlement		147	-	-	-	-	-
Radwaste Write-off		(26)	-	-	-	-	-
Write-down of Latin American assets		-	(28)	-	-	-	-
Write-down of MyHomeKey investment		-	-	(7)	-	-	-
Merger expenses		-	-	(14)	-	-	
River Bend loss provision		-	-	-	-	(66)	-
SFAS 143 implementation		-	-	-	-	(21)	-
Voluntary severance plan		-	-	-	-	(71)	-
Tax benefits - Entergy Koch		-	-	-	-	-	17
Total Utility, Parent & Other Special Items	(c)	(110)	(50)	(21)	-	(158)	17
Competitive Businesses Special Items							
Entergy Nuclear							
SFAS 143 implementation		-	-	-	-	154	-
Voluntary severance plan		-	-	-	-	(52)	-
Energy Commodity Services / Other							
Gain on Sale of HES		0	-	-	-	-	-
Windfall Profit Tax - London Electric		(234)	-	-	-	-	-
Tax Rate Change - London Electric		65	-	-	-	-	-
CitiPower Income Tax Adjustment		(12)	-	-	-	-	-
Gain (loss) on disposition of assets		-	13	1	52	1	-
Asset and contract impairments		-	-	-	(142)	-	(36)
Turbine commitment		-	-	-	(117)	-	-
Development costs		-	-	-	(21)	-	-
Restructuring costs		-	-	(4)	(39)	-	-
Damhead Creek mark to market gas contract		-	-	24	-	-	-
Earnings from Entergy-Koch Trading		-	-	-	-	-	(79)
Earnings from Gulf South Pipeline		-	-	-	-	-	29
Tax benefits on restructuring		-	-	-	-	-	94
Non-nuclear wholesale assets - adjustment to sales reserves		-	-	-	-	-	5
Total Competitive Business Special Items		(181)	13	21	(267)	103	13
Total Special Items	(d)	(291)	(37)	0	(267)	(55)	30
Consolidated Operational Earnings	(a)-(d)	477	716	726	866	982	880

Regulation G Reconciliations

Table 1 (continued): Earnings and Return on Invested Capital - Reconciliation of GAAP to Non-GAAP Measures
Twelve Months Ended First Quarter 1998 and 1999-2004

		12 Months Ended 1st Quarter 1998	2000	2001	2002	2003	2004
(in millions)							
Average Number of Common Shares Outstanding Diluted	(e)		228.5	224.7	227.3	231.1	231.2
(in $ per share)							
Consolidated As-Reported Earnings	(a) / (e)		2.97	3.23	2.64	4.01	3.93
Consolidated Operational Earnings	(a-d) / (e)		3.12	3.23	3.81	4.25	3.80
($ in millions)							
Operational Earnings (including preferred dividends and tax effected interest expense)	(b - d)	1,063	1,080	1,190	1,243	1,317	1,199
Average Invested Capital	(f)	18,367	15,883	16,640	16,862	17,114	16,843
(%)							
As-Reported Return on Invested Capital	(b) / (f)	4.2	6.6	7.2	5.8	7.4	7.3
Operational Return on Invested Capital	(b - d) / (f)	5.8	6.8	7.2	7.4	7.7	7.1

Regulation G Reconciliations

Table 2: Earnings - Reconciliation of GAAP to Non-GAAP Measures
2004 Actual and 2005 Guidance
($ per share)

		2004 Actual	2005 Guidance
As-Reported			
Utility, Parent & Other	(a)	2.86	3.35-3.50
Entergy Nuclear	(b)	1.06	1.30-1.39
Energy Commodity Services			
Non-nuclear wholesale assets		0.23	(0.05)-(0.04)
Entergy-Koch Trading		(0.35)	-
Gulf South Pipeline		0.13	-
Total Energy Commodity Services	(c)	0.01	(0.05)-(0.04)
Consolidated As-Reported Earnings	(d)	3.93	4.60-4.85
Less Special Items			
Utility, Parent & Other			
Tax benefits - Entergy-Koch investment		0.07	-
Total Utility, Parent & Other	(e)	0.07	-
Competitive Businesses			
Entergy Nuclear	(f)	-	-
Energy Commodity Services			
Asset and contract impairments		(0.15)	-
Earnings from Entergy-Koch Trading		(0.35)	-
Earnings from Gulf South Pipeline		0.13	-
Tax benefits on restructuring		0.41	-
Reduction in asset sale reserves		0.02	-
Subtotal	(g)	0.06	-
Total Competitive Businesses		0.06	-
Total Special Items	(h)	0.13	-
Operational			
Utility, Parent & Other	(a)-(e)	2.79	3.35-3.50
Entergy Nuclear	(b)-(f)	1.06	1.30-1.39
Energy Commodity Services			
Non-nuclear wholesale assets		(0.05)	(0.05)-(0.04)
Entergy-Koch Trading		-	-
Gulf South Pipeline		-	-
Total Energy Commodity Services	(c)-(g)	(0.05)	(0.05)-(0.04)
Consolidated Operational Earnings	(d)-(h)	3.80	4.60-4.85

Regulation G Reconciliations

Table 3: Earnings - Reconciliation of GAAP to Non-GAAP Measures
First Quarter through Fourth Quarter 2004
($ per share)

		2004			
		1Q	2Q	3Q	4Q
As-Reported					
Consolidated As-Reported Earnings	(a)	0.88	1.14	1.22	0.69
Less Special Items					
Utility, Parent & Other					
Tax benefits - Entergy-Koch investment		-	-	-	0.07
Total Utility, Parent & Other		-	-	-	0.07
Competitive Businesses					
Entergy Nuclear		-	-	-	-
Energy Commodity Services					
Asset and contract impairments					(0.16)
Earnings from Entergy-Koch Trading		-	-	(0.21)	(0.21)
Earnings from Gulf South Pipeline		-	-	0.02	0.06
Tax benefits on restructuring		-	-	-	0.42
Reduction in asset sale reserves		-	-	0.02	-
Subtotal		-	-	(0.17)	0.11
Total Competitive Businesses		-	-	(0.17)	0.11
Total Special Items	(b)	-	-	(0.17)	0.18
Impact of accretion	(c)	-	-	0.01	-
Operational					
Consolidated Operational Earnings	(a) - (b) + (c)	0.88	1.14	1.40	0.51

Regulation G Reconciliations

Table 4: Credit Metrics - Reconciliation of GAAP to Non-GAAP Measures
December 31
($ in millions)

		2002	2003	2004
Gross debt	(a)	8,810	8,182	7,807
Less cash and cash equivalents	(b)	1,335	692	808
Net debt	(c)	7,475	7,490	6,999
Total capitalization	(d)	17,007	17,220	16,466
Less cash and cash equivalents	(b)	1,335	692	808
Net capital	(e)	15,672	16,528	15,658
(%)				
Debt to capital ratio	(a)/(d)	52	48	47
Net debt to net capital ratio	(c)/(e)	48	45	45

Table 5: Non-Fuel O&M - Reconciliation of GAAP to Non-GAAP Measures
2002-2004
($ in millions)

		2002	2003	2004
As-Reported Non-Fuel O&M	(a)	2,592	2,614	2,470
Adjustments				
Utility, Parent & Other				
Voluntary severance plan			(100)	
Competitive Businesses				
Entergy Nuclear				
Full year Vermont Yankee and		112	-	-
Voluntary severance plan		-	(80)	-
Total Adjustments	(b)	112	(180)	0
Adjusted Non-Fuel O&M	(a)+(b)	2,704	2,434	2,470